“Bacterin biologics provides me with a reliable, cost-effective source for allograft tissue.
The quality of their allografts allows my patients to achieve the functional results my patients demand.” – Dr. David Mansfield

“OsteoSponge ® has allowed my patients to heal faster; thus enabling them to get back to their regular activities and improving their quality of life.” – Dr. David Yeager

Investor Presentation
February 2011

SAFE HARBOR STATEMENT

     Statements in this presentation are forward-looking statements as that term is defined in the Private Securities Litigation
Reform Act of 1995. These forward-looking statements are
based on current expectations that could be affected by risks and uncertainties from time to time described in Bacterin
International Holdings, Inc’s reports to the Securities and
Exchange Commission, which include Bacterin International
Holdings, Inc’s. Quarterly Reports on Form 10Q and 8k filings.

Bacterin International Holdings, Inc.
(BIHI.OB)
600 Cruiser Lane
Belgrade, MT  59714
www.Bacterin.com

SNAPSHOT:  BIHI

HISTORY:      1998              -  Company Founded.

                       1999-2006 -  DoD/Grant Funded - $4.1 million.

                       2007            -   First revenue year - $2.3 million.

                       2008            -   Labs/facilities ready for production.

                       2009            -   Initiate marketing and direct sales force.

                       2010            -   OTC BB Listing July 1, 2010.

HEADQUARTERS:        Belgrade, MT

SALES:                                Denver, CO

EMPLOYEE COUNT:      115 (36 prod & dev, 67 Sales & mkt, 12 Admin)

SHARES OUTSTANDING/F.D.:  37.1 million / 49.5 million

OPTIONS / WARRANTS:                         4.4 mil (avg. $1.38) / 8.0mil (avg. $2.08)

INSIDE OWNERSHIP:                32% Fully Diluted

                                               As of September 30, 2010

CASH/Acct Rec/Inventory:       $ 0.6 million / $2.6 million / $7.0 million

LONG TERM DEBT                 $ 293,000

SHAREHOLDERS’ EQUITY:    $ 1.1 million

Gross Margin:                           83%

Recurring Revenues                 80+%

Latest News

1/20/11      BIHI Secures $5 million Credit Facility with
Bridge Bank.

1/11/11   BIHI Hires Biologics VP of Business
Development with Strong
Orthopedics Background.

11/22/10    BIHI Secures Up to $9 million of  Potential
$14 million Financing  - up to $8.0 million in
asset based lending facility , $1.0 million
through exercise of warrants and $5 million
accts receivable credit line proposal.

11/15/10 BIHI Reports Q3 2010; Delivers
Record Revenue with 200% year-
over-year and 31% quarter-over-
quarter growth.  BIHI hits EBITDA
breakeven in September.

11/04/10    MT Senator Baucus to award BIHI $237,000
grant for antimicrobial orthopedic surgical
fixation devices.

9/08/10     BIHI to Launch Dermal Scaffold
Product Line Called hMatrix.

8/10/10       BIHI and  RyMed  Collaborate and Receive
FDA Consent to Commercialize
Antimicrobial  Needleless Connector.

8/05/10    BIHI Closes Private Placement with
Total Raise of $9.2 million.

7/01/10      Bacterin  Begins Trading as a Public
Company.

Over 40,000 grafts implanted to date

Bacterin is an accredited tissue bank and medical device
company that designs, processes, manufactures and
markets biological scaffolds for tissue regeneration.

* Assumes no additional non cash warrant derivative liability charges.

BACTERIN
BIOLOGICS DIVISION

State-of-the-Art Fully Compliant FDA Registered

                                - 32,000 sq./ft. production facility

                                - Four Class 100 Clean Rooms

                                - Passed  3 FDA Audits (No Warnings or “483’s”)

                                - Passed 2 AATB Audits ( “A” Rating)

                                - HCP/T licensures in CA, NY, FL, MD

                                - Throughput capacity > $ 120 Million/yr. – 2 Shifts

CORE TECHNOLOGY

Human acellular biological scaffolds that can incorporate the patient’s own stem cells or bioactive agents for accelerated regeneration of bone, skin, and cartilage.

Accelerates fusion, healing, and repair.

100%  human donor derived minimally
processed tissue.

Technology preserves natural growth factors.

The interconnected, porous structure makes
it an ideal scaffold for cellular ingrowth and
proliferation.

Proprietary process with patents pending.

Bacterin scaffolds enable surgeons to address regeneration of the damaged site earlier in the treatment continuum.

BONE SCAFFOLD: OSTEO LINE
OsteoSponge® is on-label for use as a bone graft substitute anywhere in the human body by all disciplines of surgeons.

OsteoSelect® DBM Putty

Putty-like, can encapsulate bone marrow aspirate and will not leach or migrate away from site.

OsteoLock® / BacFast® HD

OsteoLock® used to augment spine surgery or as stand alone for interventional surgery, BacFast HD® is a hyper-demineralized version with greater bone generation properties.

Bacterin received the 2009 Spine Technology Award in the Regenerative Technology
Category for the proprietary biologic scaffold OsteoSponge® Demineralized Bone Matrix.

OsteoWrap®

Upon hydration, OsteoWrap ® can be easily bent, folded, or wrapped for essential product placement and can be easily sized in the operating room using sterile scissors or a scalpel and can hold sutures

Total U.S. Bone Repair Addressable Market - $3.5 Billion Annually

OsteoSponge®

OsteoSponge® is on-label for use as a bone void filler anywhere in the human body by all disciplines of surgeons.  It is one-third the cost,  statistically proven clinically equivalent recombinant protein and far easier for surgeon to handle and keep in place in the body.

CARTILAGE (EX-US) SCAFFOLD:
OsteoSponge® SC

Osteosponge® SC approved as subchondral bone void filler.

In market today and being used.

Beginning trials for approval to expand claim for primary repair of osteochondral defect (OCD).

Preliminary results in humans 3-6 months.

Final results expected in 12 months.

Multiple site, prospective, randomized study currently under way.

OCDs of knee, foot and ankle.

U.S. ADDRESSABLE MARKET - $1.7 Billion Annually (Growth Market)

Human acellular dermal matrix

Preserves natural growth factors inherent to
scaffold and supports tissue regeneration.

Used in wound care repair and diabetic
ulcers.

Excellent handling characteristics.

Processing and sales synergies within
Bacterin.

Can be extended to non-homologous uses
with 510K application; rotator cuff, tendon
augmentation, etc.

Product Launch Q1 2011.

REGULATED IN THE TISSUE BANKING DOMAIN UNDER HCT/P

U.S. ADDRESSABLE MARKET - $2.6 Billion Annually

DERMAL SCAFFOLD:
hMatrix™

BIOLOGICS POTENTIAL

Total U.S. Addressable Market - $8.5 Billion

Annual

Ave Product

Total

Number of

Revenue Per

Market

Product

US Procedures

Procedure

Potential

Spine

   ALIF

Sponges, Strips, Putty, Structural Allograft

51,124

$4,000

204,496,000

$

   PLIF

Sponges, Strips, Putty, Structural Allograft

25,380

$4,000

101,520,000

$

   TLIF

Sponges, Strips, Putty, Structural Allograft

53,292

$4,000

213,168,000

$

   Cervical

Sponges, Strips, Putty, Structural Allograft

135,795

$1,100

149,374,500

$

Pain Management

   Minimally invasive facet stabilization

BacFast

10,000

7,800

78,000,000

$

Neurosurgery

  Craniotomy

Cranial plugs

23,000

$4,000

92,000,000

$

Craniomaxillofacial

Strips, Wrap, Putty

10,000

$4,000

40,000,000

$

Foot and Ankle

   Hallux Valgas (Bunionectomy)

OsteoSponge SC/Sponge

250,000

$1,200

300,000,000

$

   Hallux Rigidis (OCD Big Toe)

OsteoSponge SC/Sponge

775,000

$1,000

775,000,000

$

   Ankle Fusions

Sponges/Strips/Wrap/Putty

18,000

$4,000

72,000,000

$

   Charcot-Diabetic Related Foot  Fusions

Sponges/Strips/Wrap/Putty

100,000

$12,000

1,200,000,000

$

Sports Med

  Osteochondral Defects of the Knee

OsteoSponge SC/Disposable MIS Kit

209,079

$3,000

627,237,000

$

  ACL Repair

Soft Tissue

125,000

$1,700

212,500,000

$

Hip and Knee Revisions

Sponges/Strips/Wrap/Putty

102,690

$6,000

616,140,000

$

Trauma -non unions are 10% of fractures

Sponges/Strips/Wrap/Putty

620,000

$2,000

1,240,000,000

$

Diabetic Ulcers, wound repair

hMatrix

500,000

$2,000

1,000,000,000

$

Hernia Mesh Repair

hMatrix

200,000

$4,000

800,000,000

$

Breast Reconstruction

hMatrix

200,000

$4,000

800,000,000

$

8,521,435,500

$

BACTERIN
MEDICAL DEVICE
AND COATINGS DIVISION

State-of-the-Art Fully Compliant FDA  & ISO Registered

                                - 12,000 sq./ft. production facility

                                -  Two Class 100 Clean Rooms

                                -   ISO Class 7 Environmentally Controlled Areas

CORE TECHNOLOGY

Patented technology applies a micron-thin coating to medical devices creating an anti-microbial barrier against infection.

Infection post-surgery is common for implanted medical devices.
Institute of Medicine (Washington,D.C.) reports 44,000-98,000 deaths annually due to hospital-originated infections.

Hospitals within 28 States are now required to publish infection rates. This practice is expected to be applied nationwide.

October 2008, hospitals are no longer reimbursed by Medicare and
Medicaid for the treatment of staph infection -- approximate cost per incident is $30,000.

Bacterin’s medical devices division develops medical devices intended for use in several diverse clinical areas including orthopedic, plastic and cardiovascular surgery.

August 2010 FDA approval for
needleless connectors.  Product launch
Q1 2011.

Needleless connector market –
approximately $2 Billion annually.
Bacterin’s anti-infective coating
addressable market approximately
$240 million.

Joint development project with RyMed.

Bacterin Technology –
chlorhexidine/silver ion engineering.

PRODUCTS

Elutia® Coated Wound Drains

The Elutia® family of wound drains
feature a micron-thin coating that is
intended to inhibit microbial
contamination of the drain.

Bacterin’s first FDA approved product.

In 2010, Brook Army Medical Institute.

InVision-Plus® CS™ Connector

BACTERIN
LEADERSHIP – FINANCIALS
GROWTH STRATEGY

MANAGEMENT TEAM

Guy Cook (45), Founder, CEO – 20 years managerial experience in industry, considered international expert in biofilm science; previous president of Delta Resources focused on customized image analysis solutions;
confocal microscopist for the Center for Biofilm Engineering (Montana State University).  Board member of West
Coast Tissue Services and American Donor Services.

John Gandolfo (50), CFO – 25 years of senior management experience, CFO  of public and private companies with a primary focus in the life sciences and medical device areas; previously CFO of Progenitor Cell Therapy,
Power Medical, Bioject, Impath and Medical Resources, Inc.

Jesus Hernandez (52), VP of Biologics – 30 years of organ/tissue bank experience; previously Director of the
Organ and Tissue Bank at the University of California Irvine Medical Center; served as CEO and COO for two national tissue banks.

Darrel Holmes (55), VP of Devices – 25 years technical operations experience in device/diagnostics industry;
previously Director of Operations for American Qualex, HYCOR Biomedical and Stratagene (now Agilient
Technologies).

    Robert Taggart (48), National Sales Manager – 25 years of sales management experience; previously  principle of RAF Financial, where he grew revenue from $5 million to $70 million in 2 years.  Mr. Taggart provided the initial professional capital for Bacterin and joined the company full time in November 2009.

    Steven M. Scott, M.D.,M.B.A. , Chairman of Bacterin Scientific Advisory Board  -  Salt Lake City orthopedic practice, member of the American Academy of Orthopedic Surgeons, the Musculoskeletal Tumor  Society and
the Pediatric Society Orthopedic of North America, authored many scientific publications. University of Colorado
Medical School, orthopedic training at the University of Utah and Mayo Clinic.

Middle management team includes 3 PhDs and have all been with the company through the development stage.

Guy Cook, Chairman, CEO, President and Chief Scientific Officer

          Expert in biofilm science and its application. Product specialist in the Image Analysis Department for Laboratory
Equipment Company in Chicago; President of Delta Resources in Crystal Lake, Illinois(specialized in developing customized image analysis solutions for the academic community);  Confocal Microscopist for the Center for Biofilm
Engineering at the Montana State University (developed proprietary  med device testing models).

Mitchell T. Godfrey, Director, Secretary and Treasurer, and Compensation Committee Chairman

           25 years consulting and participation in firms in the manufacturing, medical devices, nuclear, service and animal health industries; Lieutenant in the U.S. Navy for a period of four years in the 1960s; Director of the Utah
Vietnam Agent Orange Program; Chairman of the Montana based Crow Creek Falls Conservation Group.

Michael Lopach, Director and Audit Committee Chairman

           Served  27 years with Galusha, Higgens, Galusha  & Co., the largest privately held accounting firm in Montana and northern Idaho, a firm establish in 1919 that employs 60 accounting professionals in six offices, where he served as president and CEO.  In 1999, founded Lopach & Carparelli PC, an accounting firm that focuses on medical practitioners.  Certified public account ; University of Notre Dame MBA.

Kent Swanson, Director

            Senior Partner of Accenture (retired after 32 years); Board Chair of ALN Medical Management; Board Chair for
Boys Hope Girls Hope of Colorado; Board member, Audit Committee member and Compensation Committee Chair for
MPC Computers(2002 to 2009); University of Chicago MBA (1969).

Jon M. Wickwire, Director and Chairman of Corporate Governance and Nominating Committee

            Attorney and founding shareholder of Wickwire Gavin, P.C., a national construction law firm, which merged with Akerman Senterfitt, one of the top 100 law firms in the U.S.  Served as lead counsel on major infrastructure litigation and alternative dispute resolutions throughout his 30 year career.  Graduate of the University of Maryland and Georgetown University Law Center.

BOARD OF DIRECTORS

BACTERIN QUARTERLY
REVENUE GROWTH

Revenues in US$ millions

Bacterin consistently generates gross margin of 80%+

Bacterin generates 80%+ recurring revenue

Bacterin turned EBITDA positive September 2010

ABBREVIATED QUARTERLY
INCOME STATEMENT

*  Bacterin turned EBITDA positive September 2010

CONDENSED BALANCE SHEET

Cash

$           571,844

Receivables

                2,560,692

Inventory

                6,971,792

Notes receivable - trade

518,905

Prepaid and other current assets

221,567

Property and Equipment

                3,117,439

Intangibles and other

                   639,257

      Total Assets

$        14,601,496

Accounts Payable

       $            1,749,938

Accrued liability and other

1,367,972

Warrant derivative liability

7,429,968

Notes Payable

1,119,375

Convertible Notes Payable

                393,834

Current Portion of Long Term debt and other

1,133,305

Long Term liabilities

                 292,800

      Total Liabilities

              13,487,192

      Total Stockholders’ Equity

              1,114,304

      Total Liabilities and Stockholders’ Equity

   $         14,601,496

September 30, 2010

11/22/10    BIHI Secures Up to $9 million of  Potential $14 million Financing  - up to $8.0 million in asset based lending facility , $1.0 million through exercise of warrants and $5 million accts receivable credit line (effective 1/20/11).

CAPITALIZATION TABLE

Directors and
Executive Officers

Common
Shares

Warrants

Avg.
Exercise
Price

Options

Avg.
Exercise
Price

Fully
Diluted
Shares

%
Ownership

  Guy Cook, CEO

13,207,000

121,000

25,000

13,353,000

26.9%

  Members of the Board

1,321,000

270,000

150,000

1,741,000

3.5%

  John Gandolfo, CFO

-

-

250,000

250,000

0.5%

  Jesus Hernandez, EVP

-

-

558,000

558,000

1.1%

  Darrel Holmes, EVP

10,000

-

150,000

160,000

0.3%

  Sub-Total

14,538,000

391,000

1,133,000

16,062,000

32.3%

  Employees

-

-

3,316,000

3,316,000

6.7%

  Other (Retail)

22,733,000

7,606,000

-

30,339,000

61.0%

  Shares Outstanding

37,271,000

7,997,000

$2.08

4,449,000

$1.38

49,717,000

100.0%

As of December 9, 2010

POTENTIAL 6 MONTH MILESTONES

  Bacterin has successfully established a direct sales force to supplement a multiple call point sales initiative. Immediate results - 5 quarters of sequential revenue growth with future growth expected to accelerate.

        Direct Sales: 7 RVP - 21 reps (12/31/09) versus 1 NSM - 3 EVPs – 13 RVPs – 52 reps (12/31/10)

          Independent Distributors:  ~40 (12/31/09) versus 148 (12/31/10)

          Broadlane Distribution Agreement : (June 2009) – “open door” to market product into 6,000 medical facilities.

Continued Balance Sheet improvement.

Second half 2010 EBITDA breakeven and 2011 profitability.

hMatrix launch expected Q1 2011.

OsteoSpongeSC Talar Dome Repair Study results / OsteoSponge 2 year follow up data published.

Additional distribution agreements and/or joint ventures.

Expansion of core technology into additional product.

Additional hires – senior biologics and financial support personnel.

Increased participation at industry conventions and analyst presentations.

SUMMARY

  Strong opportunities for revenue high growth.

Product line expansion.

Increased use by existing and new surgeons.

Strategic relationships and distribution partners.

Geographic expansion into International markets.

Business model is capable of generating superior margins (80%+ gross margins), and recurring revenues (80%+).

High Barriers to entry (regulatory and product development expenses/patents)
with limited competition and first to market advantage in several markets.

Strong technical and scientific management team.

Continued industry consolidation.

THANK YOU

Bacterin Contacts:

Guy Cook, CEO                                  406-388-0480                        gcook@bacterin.com

John Gandolfo, CFO             973-768-6784                       jgandolfo@bacterin.com

Yvonne Zappulla, IR               212-681-4108                       yvonne@grannusfinancial.com